Exhibit 10.40

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 24, 2014, by and among MARCHEX, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (“Lenders”), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”).

RECITALS

A. On or about April 1, 2008, Borrower, Lenders and Administrative Agent entered into that certain Credit Agreement (together with all amendments, supplements, exhibits, and modifications thereto, the “Credit Agreement”) whereby Lenders agreed to make available to Borrower the credit facilities described therein.

B. Borrower has requested Lenders to (1) extend the maturity date of the Revolving Loans (as defined in the Credit Agreement) and (2) modify certain other provisions of the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which Lenders will grant Borrower’s requests.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.	AMENDMENT

The Credit Agreement and all of the other Loan Documents are each hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the loans described therein, as well as any extensions or renewals thereof.

ARTICLE II.	DEFINITIONS; MODIFICATIONS

As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to add or modify (as the case may be) the following defined term:

“Revolving Termination Date” means the earlier of (a) April 1, 2017 or (b) the date that all Obligations are paid in full and the Revolving Commitments are terminated.

ARTICLE III.	MODIFICATIONS TO CREDIT AGREEMENT

3.1	Fees and Other Charges

Section 3.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

3.3	Fees and Other Charges

(a) Borrower will pay a fee for each standby Letter of Credit at a per annum rate equal to the “Applicable Margin” then in effect under the Revolving Facility of the face amount of each standby Letter of Credit (provided that the minimum fee shall be $300), to be shared ratably among Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, in the event that there is more than one Lender at the time a standby Letter of Credit is issued, Borrower shall pay to Issuing Lender for its own account a fronting fee at a per annum rate of 0.125 percent of the undrawn and unexpired amount of each Letter of Credit issued by Issuing Lender, payable quarterly in arrears on each Fee Payment Date after the issuance date.

(b) Borrower will pay a fee for each commercial Letter of Credit at a rate equal to Issuing Lender’s standard pricing for commercial Letters of Credit then in effect based upon the face amount of each commercial Letter of Credit, to be shared ratably among Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, in the event that there is more than one Lender at the time a commercial Letter of Credit is issued, Borrower shall pay to Issuing Lender for its own account a fronting fee at a per annum rate of 0.125 percent of the undrawn and unexpired amount of each Letter of Credit issued by Issuing Lender, payable quarterly in arrears on each Fee Payment Date after the issuance date.

(c) In addition to the foregoing fees, Borrower shall pay or reimburse Issuing Lender for such normal and customary costs and expenses as are incurred or charged by Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.2	Financial Condition Covenant

Effective as of April 1, 2014, the liquidity covenant set forth in Section 7.1(c) of the Credit Agreement is hereby deleted in its entirety.

ARTICLE IV.	CONDITIONS PRECEDENT

The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to Administrative Agent’s satisfaction:

(a) Administrative Agent shall have received this Amendment, duly executed and delivered by the parties hereto and duly acknowledged by each Guarantor.

(b) All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment (other than those representations and warranties that relate to a specific prior date, in which case such representations and warranties shall be true and correct in all material respects as of such specific prior date).

ARTICLE V.	GENERAL PROVISIONS

5.1	Representations and Warranties

Borrower hereby represents and warrants to Administrative Agent that as of the date of this Amendment there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment (other than those representations and warranties that relate to a specific prior date, in which case such representations and warranties shall be true and correct in all material respects as of such specific prior date). Borrower acknowledges and agrees that all of Borrower’s Indebtedness to Lenders is payable without offset, defense, or counterclaim.

5.2	Security

All Loan Documents evidencing Lenders’ security interest in the Collateral shall remain in full force and effect without change in priority, and shall secure the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to Lenders.

5.3	Guaranty

The parties hereto agree that all guaranties guaranteeing repayment of the Revolving Loans and all of Borrower’s obligations to Administrative Agent, Lenders and Issuing Lender under the Revolving Facility, as amended by this Amendment, remain in full force and effect and are enforceable without defense, offset, or counterclaim.

5.4	Payment of Expenses

Borrower shall pay on demand all costs and expenses of Administrative Agent incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment, including, without limitation, reasonable attorneys’ fees incurred by Administrative Agent.

5.5	Survival of Credit Agreement

The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower’s obligations under the Credit Agreement are satisfied in full.

5.6	Counterparts

This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.7	Statutory Notice

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

MARCHEX, INC., a Delaware corporation

By:	/s/ Michael A. Arends
Name: Michael A. Arends
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By	/s/ Morgan Dipo
	Name:	Morgan Dipo
	Title:	Vice President

GUARANTOR ACKNOWLEDGMENT AND CONSENT

Each undersigned Guarantor hereby (a) acknowledges that it has reviewed and consents to the terms of the foregoing Second Amendment to Credit Agreement, (b) reaffirms its Guaranteed Obligations and agrees that its Guaranteed Obligations guarantees the repayment of the Revolving Loans and Borrower’s other Indebtedness to Lenders under the Revolving Facility, as amended herein and (c) acknowledges that its Guaranteed Obligations remain in full force and effect and are enforceable without defense, offset, or counterclaim.

GUARANTORS:

goClick.com, Inc.

By	/s/ Francis J. Feeney
	Name:	Francis J. Feeney
	Title:	Secretary

MARCHEX, LLC

By	/s/ Dan Corcoran
	Name:	Dan Corcoran
	Title:	President

MARCHEX SALES, LLC

By	/s/ Francis J. Feeney
	Name:	Francis J. Feeney
	Title:	Secretary

JINGLE NETWORKS, INC.

By	/s/ Dan Corcoran
	Name:	Dan Corcoran
	Title:	Vice President